SUPPLEMENT DATED NOVEMBER 18, 2024

TO THE UPDATING SUMMARY PROSPECTUS

DATED APRIL 29, 2024

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Potentia®

This supplement updates certain information in the above referenced updating summary prospectus (the “Prospectus”). Except as indicated in this supplement, all other information included in the Prospectus and Appendix A—Funds Available Under the Contract (“Appendix A”), including the footnotes, remains unchanged. You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus. The Prospectus is revised as follows:

In the “Important Information You Should Consider About the Contract” section, the following changes are made:

•

In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, the minimum fee for Investment Options is 0.21% and the Lowest Annual Cost is $1,688. Additionally, the maximum fee for Investment Options is 0.96% and the Highest Annual Cost is $2,441.

The following table replaces similar table in its entirety in Appendix A:

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2023)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers, LLC	0.77%	None	0.77%	41.16%	16.74%	12.26%
	Growth Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC and SunAmerica Asset Management, LLC (an affiliate of VALIC due to common ownership)	0.62%	None	0.62%	46.94%	16.27%	12.40%
	Large Capital Growth Fund[2] Adviser: VALIC Sub-Adviser: Massachusetts Financial Services Company	0.70%	None	0.70%	23.93%	16.70%	12.73%
	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: SunAmerica	0.23%	None	0.23%	25.80%	15.32%	11.67%
	Systematic Core Fund[2,3] Adviser: VALIC Sub-Adviser: Goldman Sachs Asset Management, L.P.	0.64%	None	0.64%	24.03%	15.42%	11.47%
Domestic Mid- Cap Equity	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.35%	None	0.35%	15.94%	12.21%	8.92%
	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus Henderson Investors US LLC and Voya Investment Management Co. LLC	0.74%	None	0.74%	22.41%	15.16%	10.39%
Domestic Small-Cap Equity	Small Cap Growth Fund[2,3] Adviser: VALIC Sub-Advisers: American Century Investment Management, Inc. and T. Rowe Price Associates, Inc.	0.87%	None	0.87%	14.28%	10.05%	8.78%
	Small Cap Index Fund[2,3] Adviser: VALIC Sub-Adviser: SunAmerica	0.37%	None	0.37%	16.35%	9.57%	6.88%
Global Equity (International and Domestic)	International Socially Responsible Fund[2,3] Adviser: VALIC Sub-Adviser: SunAmerica	0.58%	None	0.58%	18.35%	8.68%	6.96%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.95%	None	0.95%	12.11%	3.30%	1.89%
Specialty	Science & Technology Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock and Voya	0.91%	None	0.91%	55.79%	18.42%	15.69%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2023)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.58%	None	0.58%	17.04%	9.69%	6.61%
	Conservative Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.62%	None	0.62%	11.24%	5.86%	4.15%
	Moderate Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.58%	None	0.58%	14.09%	8.46%	5.91%
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and JPMIM	0.48%	None	0.48%	6.51%	1.70%	1.96%
	Goldman Sachs VIT Government Money Market Fund[3] – Institutional Shares Adviser: Goldman Sachs	0.18%	None	0.18%	5.05%	1.82%	1.19%*

As a result of the Fund expense change, we have updated the most expensive expense examples in the Fee Tables section in the statutory prospectus.

You should read the Fund prospectuses for more detailed information about the Funds. The Fund prospectuses may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.